================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) June 28, 1999


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
             DATED AS OF JUNE 1, 1999, PROVIDING FOR THE ISSUANCE OF
                FLOATING RATE MORTGAGE PASS-THROUGH CERTIFICATES,
                                SERIES 1999-NC3)


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                      333-72647               13-3439681
----------------------------           -----------           ----------------
(State or Other Jurisdiction           (Commission           (I.R.S. Employer
of Incorporation)                      File Number)          Identification No.)


390 Greenwich Street, 4th Floor
New York, New York                                    10013
------------------                                    -----
 (Address of Principal                                (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (212) 723-6391
                                                       --------------


================================================================================

Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (a)      Not applicable

            (b)      Not applicable

            (c)      Exhibits:

                      Item 601(a) of
                      Regulation S-K
Exhibit No.           Exhibit No.                 Description
-----------           -----------                 -----------

  1                   5.1                         Opinion and Consent of
                                                  Thacher Proffitt & Wood.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  June 28, 1999


                                        SALOMON BROTHERS MORTGAGE
                                        SECURITIES VII, INC.


                                        /s/ Matthew R. Bollo
                                        ------------------------
                                        Matthew R. Bollo
                                        Assistant Vice President

                                  EXHIBIT INDEX


                  Item 601(a) of
Exhibit           Regulation S-K
Number            Exhibit No.             Description
------            -----------             -----------

1                 5.1                     Opinion and Consent of Counsel